UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: April 1, 2015
(Date of earliest event reported)

SUN COMMUNITIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-12616	38-2730780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27777 Franklin Rd.
Suite 200
Southfield, Michigan	48034
(Address of Principal Executive Offices)	(Zip Code)

(248) 208-2500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

As described under Item 2.01 below, on April 1, 2015, Sun Communities, Inc. (the “Company”), through its operating subsidiary Sun Communities Operating Limited Partnership ("SCOLP"), acquired seven manufactured housing communities, including associated manufactured homes and certain other personal property and intangibles, from the Selling Parties listed below (the “Closing”):

Property	Selling Parties
Deerwood I	Deerwood I Sponsor, LLC, Deerwood I Holding, LLC and Deerwood I Park, LLC
Deerwood II	Deerwood II Sponsor, LLC, Deerwood II Holding, LLC and Deerwood II Park, LLC
Hamptons	Hamptons Sponsor, LLC, Hamptons Holding, LLC and Hamptons Park, LLC
Palm Key Village	Palm Key Village Sponsor, LLC, Palm Key Village Holding, LLC and Palm Key Village Park, LLC
The Ridge	481 Associates and Route 27 Associates, Ltd.
Southport Springs	Southport Springs Sponsor, LLC, Southport Springs Holding, LLC and Southport Springs Park, LLC
Windmill Village	Windmill Village Sponsor, LLC, Windmill Village Holding, LLC and Windmill Village Park, LLC

The Company intends to operate these communities as six manufactured housing communities, not seven.

In connection with the Closing, on April 1, 2015, the Company and certain of the Selling Parties or their affiliates (“Holders”) entered into Amendment No. 7 to the Third Amended and Restated Agreement of Limited Partnership of SCOLP (the “LPA Amendment”).

Under the LPA Amendment, a new class of OP units named Series C Preferred Units, which represent preferred partnership interests in SCOLP, was created and SCOLP issued 340,206 Series C Preferred Units to the Holders. The principal terms of the Series C Preferred Units are as follows: (a) the Series C Preferred Units provide for quarterly distributions at the rate of 4.0% per annum until the second anniversary of issuance, 4.5% per annum from the second anniversary to the fifth anniversary of issuance, and 5.0% per annum thereafter; (b) each Series C Preferred Unit is exchangeable at any time into 1.11 shares of the Company’s common stock (as such ratio is subject to adjustment for certain capital events); (c) the Series C Preferred Units rank junior to all Mirror A Preferred Units, Preferred OP Units, Series A-1 Preferred Units, Series A-4 Preferred Units and all other OP Units (now existing or hereafter arising) the terms of which specifically provide that such OP Units rank senior to the Series C Preferred Units; and (d) the Series C Preferred Units do not have any redemption rights or voting rights.

The foregoing description of the LPA Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the LPA Amendment, a copy of which is attached hereto as Exhibit 10.1, and the terms of which are incorporated by reference herein.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On April 1, 2015, the Company, through its operating subsidiary SCOLP, acquired seven manufactured housing communities, including associated manufactured homes and certain other personal property and intangibles, from the Selling Parties for aggregate consideration of $256.2 million, consisting of:

•	the assumption of $157.3 million of debt (as described in more detail below),

•	the payment of $42.2 million in cash,

•	SCOLP's issuance of 371,808 common OP units, at an issuance price of $61.00 per unit, and

•	SCOLP's issuance of 340,206 Series C Preferred Units, at an issuance price of $100.00 per unit.

At the Closing, the Company assumed $157.3 million of mortgage debt on the communities with a weighted average interest rate of 5.17% and a weighted average remaining term of 6.3 years.

The foregoing description of the Closing does not purport to be complete and is subject to, and qualified in its entirety by, the full text of certain agreements, copies of which are attached hereto as Exhibits 2.1 through 2.7 and the terms of which are incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities.

At the Closing on April 1, 2015, SCOLP issued the Holders 371,808 common OP units, at an issuance price of $61.00 per unit, and 340,206 Series C Preferred Units, at an issuance price of $100.00 per unit. All of such securities were issued as consideration for sale by the Selling Parties to SCOLP of the manufactured housing communities.

The issuance by SCOLP of all of such securities was made in reliance upon the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Regulation D, as promulgated by the Securities and Exchange Commission under the Securities Act, based upon the following: (a) the Holders confirmed to the Company and SCOLP that they are “accredited investors” (as defined in Rule 501 of Regulation D promulgated under the Securities Act), and (b) each Holders acknowledged that all securities being purchased were being purchased for investment intent and were “restricted securities” for purposes of the Securities Act, and agreed to transfer such securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act.

The description of the exchange rights applicable to Series C Preferred Units set forth in Item 1.01 above is incorporated herein by reference. Each common OP unit issued by SCOLP is exchangeable at any time (subject to certain limited exceptions) at the holder’s option for one share of the Company’s common stock.

Item 8.01	Other Events.

On April 2, 2015, the Company issued a press release, furnished as Exhibit 99.1 and incorporated herein by reference, announcing the Closing.  The information contained in this Item 8.01 on Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description	Method of Filing
2.1	Contribution Agreement (Deerwood I), dated December 4, 2014, by and among Deerwood I Sponsor, LLC, Deerwood I Holding, LLC, Deerwood I Park, LLC and Sun Communities Operating Limited Partnership*	Incorporated by reference to Sun Communities, Inc.'s Current Report on Form 8-K dated December 4, 2014
2.2	Contribution Agreement (Deerwood II), dated December 4, 2014, by and among Deerwood II Sponsor, LLC, Deerwood II Holding, LLC, Deerwood II Park, LLC and Sun Communities Operating Limited Partnership*	Incorporated by reference to Sun Communities, Inc.'s Current Report on Form 8-K dated December 4, 2014
2.3	Contribution Agreement (Hamptons), dated December 4, 2014, by and among Hamptons Sponsor, LLC, Hamptons Holding, LLC, Hamptons Park, LLC and Sun Communities Operating Limited Partnership*	Incorporated by reference to Sun Communities, Inc.'s Current Report on Form 8-K dated December 4, 2014
2.4
Contribution Agreement (Palm Key Village), dated December 4, 2014, by and among Palm Key Village Sponsor, LLC, Palm Key Village Holding, LLC, Palm Key Village Park, LLC and Sun Communities Operating Limited Partnership*
Incorporated by reference to Sun Communities, Inc.'s Current Report on Form 8-K dated December 4, 2014
2.5	Contribution Agreement, dated December 4, 2014, by and among 481 Associates, Route 27 Associates, Ltd., and Sun Communities Operating Limited Partnership*	Incorporated by reference to Sun Communities, Inc.'s Current Report on Form 8-K dated December 4, 2014
2.6
Contribution Agreement (Southport Springs), dated December 4, 2014, by and among Southport Springs Sponsor, LLC, Southport Springs Holding, LLC, Southport Springs Park, LLC and Sun Communities Operating Limited Partnership*
Incorporated by reference to Sun Communities, Inc.'s Current Report on Form 8-K dated December 4, 2014
2.7
Contribution Agreement (Windmill Village), dated December 4, 2014, by and among Windmill Village Sponsor, LLC, Windmill Village Holding, LLC, Windmill Village Park, LLC and Sun Communities Operating Limited Partnership*
Incorporated by reference to Sun Communities, Inc.'s Current Report on Form 8-K dated December 4, 2014
10.1	Amendment No. 7, dated April 1, 2015, to the Third Amended and Restated Agreement of Limited Partnership of Sun Communities Operating Limited Partnership	Filed herewith.
99.1	Press Release dated April 2, 2015	Filed herewith.

* Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K because such schedules and exhibits do not contain information which is material to an investment decision or which is not otherwise disclosed in the filed agreements. The Company will furnish the omitted schedules and exhibits to the Securities and Exchange Commission upon request by the Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN COMMUNITIES, INC.
Dated: April 2, 2015	By:	/s/ Karen J. Dearing
Karen J. Dearing, Executive Vice President, Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing
2.1	Contribution Agreement (Deerwood I), dated December 4, 2014, by and among Deerwood I Sponsor, LLC, Deerwood I Holding, LLC, Deerwood I Park, LLC and Sun Communities Operating Limited Partnership*	Incorporated by reference to Sun Communities, Inc.'s Current Report on Form 8-K dated December 4, 2014
2.2	Contribution Agreement (Deerwood II), dated December 4, 2014, by and among Deerwood II Sponsor, LLC, Deerwood II Holding, LLC, Deerwood II Park, LLC and Sun Communities Operating Limited Partnership*	Incorporated by reference to Sun Communities, Inc.'s Current Report on Form 8-K dated December 4, 2014
2.3	Contribution Agreement (Hamptons), dated December 4, 2014, by and among Hamptons Sponsor, LLC, Hamptons Holding, LLC, Hamptons Park, LLC and Sun Communities Operating Limited Partnership*	Incorporated by reference to Sun Communities, Inc.'s Current Report on Form 8-K dated December 4, 2014
2.4
Contribution Agreement (Palm Key Village), dated December 4, 2014, by and among Palm Key Village Sponsor, LLC, Palm Key Village Holding, LLC, Palm Key Village Park, LLC and Sun Communities Operating Limited Partnership*
Incorporated by reference to Sun Communities, Inc.'s Current Report on Form 8-K dated December 4, 2014
2.5	Contribution Agreement, dated December 4, 2014, by and among 481 Associates, Route 27 Associates, Ltd., and Sun Communities Operating Limited Partnership*	Incorporated by reference to Sun Communities, Inc.'s Current Report on Form 8-K dated December 4, 2014
2.6
Contribution Agreement (Southport Springs), dated December 4, 2014, by and among Southport Springs Sponsor, LLC, Southport Springs Holding, LLC, Southport Springs Park, LLC and Sun Communities Operating Limited Partnership*
Incorporated by reference to Sun Communities, Inc.'s Current Report on Form 8-K dated December 4, 2014
2.7
Contribution Agreement (Windmill Village), dated December 4, 2014, by and among Windmill Village Sponsor, LLC, Windmill Village Holding, LLC, Windmill Village Park, LLC and Sun Communities Operating Limited Partnership*
Incorporated by reference to Sun Communities, Inc.'s Current Report on Form 8-K dated December 4, 2014
10.1	Amendment No. 7, dated April 1, 2015, to the Third Amended and Restated Agreement of Limited Partnership of Sun Communities Operating Limited Partnership	Filed herewith.
99.1	Press Release dated April 2, 2015	Filed herewith.

* Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K because such schedules and exhibits do not contain information which is material to an investment decision or which is not otherwise disclosed in the filed agreements. The Company will furnish the omitted schedules and exhibits to the Securities and Exchange Commission upon request by the Commission.